                              AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT

     This Amended and Restated Memorandum of Agreement is entered into as of this 5th day of May, 2005 and amends and restates the Memorandum of Agreement dated as of the 1st day of January, 2005 between the AIM Funds ("Trust" or "Trusts"), on behalf of the funds listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

     The Trusts and AIM agree until the "Committed Until" date set forth on the attached Exhibit "A" (the "Expiration Date") that AIM will waive its advisory fees payable under the current investment advisory agreement as set forth under the column "Current Advisory Fee Schedule" in Exhibit "A" ("Current Fee Schedule") to the extent that application of the advisory fees rates set forth in Exhibit "A" under the column "Proposed Advisory Fee Schedule (Applied When Proposed Schedule Results in Fees Lower than the Current Fee Schedule)" ("Agreed Upon Schedule") of the average daily net assets of the Fund results in a lower advisory fee. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed. All expense limitation commitments are not superseded by this agreement

     The Trust and AIM agree to review the then-current waivers of each Fund listed on Exhibit "A" on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. Exhibit "A" will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of a Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall only bind the assets and property of the Funds, as provided in the Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, the Trusts and AIM have entered into this Memorandum of Agreement as of the date first above written.

                                    AIM Combination Stock & Bond Funds
                                    AIM Counselor Series Trust
                                    AIM Equity Funds
                                    AIM Funds Group
                                    AIM Growth Series
                                    AIM International Mutual Funds
                                    AIM Investment Funds
                                    AIM Investment Securities Funds
                                    AIM Sector Funds
                                    AIM Stock Funds
                                    AIM Summit Fund
                                    AIM Variable Insurance Funds,
                                    on behalf of each Fund listed in Exhibit "A" to this Memorandum of Agreement


                                    By: /s/ Robert H. Graham
                                        ----------------------------------------
                                    Title: President


                                    AIM Advisors, Inc.


                                    By: /s/ Mark H. Williamson
                                        ----------------------------------------
                                    Title: President

                                                                         1 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
AIM Combination Stock                                       (Applied When Schedule Results in    Committed
     & Bond Funds         Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Core Stock Fund              0.60% of the first $350M   The current advisory fee schedule    6/30/2006
                                  0.55% of the next $350M     is lower than the uniform fee
                                  0.50% of the next $1.3B     schedule at all asset levels.
                                    0.45% of the next $2B
                                    0.40% of the next $2B
                                   0.375% of the next $2B
                             0.35% of the excess over $8B

AIM Total Return Fund            0.75% of the first $500M            0.62% of the first $250M    6/30/2006
                                  0.65% of the next $500M            0.605% of the next $250M
                                    0.50% of the next $1B             0.59% of the next $500M
                                    0.45% of the next $2B            0.575% of the next $1.5B
                                    0.40% of the next $2B             0.56% of the next $2.5B
                                   0.375% of the next $2B            0.545% of the next $2.5B
                             0.35% of the excess over $8B             0.53% of the next $2.5B
                                                               0.515% of the excess over $10B

                                                                         2 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
 AIM Counselor Series                                       (Applied When Schedule Results in    Committed
        Trust             Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund   0.75% of average daily net assets           0.695% of the first $250M   12/31/2009
                                                                      0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                         3 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
                                                            (Applied When Schedule Results in    Committed
   AIM Equity Funds        Current Advisory Fee Schedule     Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Aggressive                   0.80% of the first $150M           0.745% of the first $250M    6/30/2006
Growth Fund               0.625% of the excess over $150M             0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM Blue Chip Fund               0.75% of the first $350M           0.695% of the first $250M   12/31/2009
                          0.625% of the excess over $350M             0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM Capital                      0.75% of the first $350M           0.745% of the first $250M    6/30/2006
Development Fund          0.625% of the excess over $350M             0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM Charter Fund                  1.00% of the first $30M            0.75% of the first $150M   12/31/2009
                                  0.75% of the next $120M           0.615% of the next $4.85B
                          0.625% of the excess over $150M             0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                         4 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
  AIM Equity Funds                                          (Applied When Schedule Results in   Committed
     - continued           Current Advisory Fee Schedule     Fees Lower than the Current Fee)     Until
----------------------------------------------------------------------------------------------------------
AIM Constellation                 1.00% of the first $30M            0.75% of the first $150M   12/31/2009
Fund                              0.75% of the next $120M           0.615% of the next $4.85B
                          0.625% of the excess over $150M             0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM Dent Demographic               0.77% of the first $2B           0.695% of the first $250M   12/31/2009
Trends Fund                  0.72% of the excess over $2B             0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM Diversified                    0.75% of the first $1B           0.695% of the first $250M    6/30/2006
Dividend Fund                       0.70% of the next $1B             0.67% of the next $250M
                            0.625% of the excess over $2B            0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                         5 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
  AIM Equity Funds                                          (Applied When Schedule Results in   Committed
     - continued           Current Advisory Fee Schedule     Fees Lower than the Current Fee)     Until
----------------------------------------------------------------------------------------------------------
AIM Emerging Growth                0.85% of the first $1B           0.745% of the first $250M   12/31/2009
Fund                         0.80% of the excess over $1B             0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM Large Cap Basic                0.60% of the first $1B   The current advisory fee schedule    6/30/2006
Value Fund                         0.575% of the next $1B     is lower than the uniform fee
                             0.55% of the excess over $2B     schedule at all asset levels.

AIM Large Cap Growth               0.75% of the first $1B           0.695% of the first $250M   12/31/2009
Fund                                0.70% of the next $1B             0.67% of the next $250M
                            0.625% of the excess over $2B            0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM Mid Cap Growth                 0.80% of the first $1B           0.745% of the first $250M   12/31/2009
Fund                         0.75% of the excess over $1B             0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

                                                                         6 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
 AIM Equity Funds -                                         (Applied When Schedule Results in    Committed
      continued           Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Select Basic                   0.75% of the first $1B           0.695% of the first $250M    6/30/2006
Value Fund                          0.70% of the next $1B             0.67% of the next $250M
                             0.65% of the excess over $2B            0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM Weingarten Fund               1.00% of the first $30M           0.695% of the first $250M   12/31/2009
                                  0.75% of the next $320M             0.67% of the next $250M
                          0.625% of the excess over $350M            0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                         7 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
                                                            (Applied When Schedule Results in    Committed
   AIM Equity Funds       Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Balanced Fund                0.75% of the first $150M            0.62% of the first $250M    6/30/2006
                           0.50% of the excess over $150M            0.605% of the next $250M
                                                                      0.59% of the next $500M
                                                                     0.575% of the next $1.5B
                                                                      0.56% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                      0.53% of the next $2.5B
                                                               0.515% of the excess over $10B

AIM Basic Balanced                 0.65% of the first $1B            0.62% of the first $250M   12/31/2009
Fund                                0.60% of the next $4B            0.605% of the next $250M
                             0.55% of the excess over $5B             0.59% of the next $500M
                                                                     0.575% of the next $1.5B
                                                                      0.56% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                      0.53% of the next $2.5B
                                                               0.515% of the excess over $10B

AIM European Small      0.95% of average daily net assets           0.935% of the first $250M    6/30/2006
Company Fund                                                          0.91% of the next $250M
                                                                     0.885% of the next $500M
                                                                      0.86% of the next $1.5B
                                                                     0.835% of the next $2.5B
                                                                      0.81% of the next $2.5B
                                                                     0.785% of the next $2.5B
                                                                0.76% of the excess over $10B

AIM Global Value Fund              0.85% of the first $1B            0.80% of the first $250M    6/30/2006
                             0.80% of the excess over $1B             0.78% of the next $250M
                                                                      0.76% of the next $500M
                                                                      0.74% of the next $1.5B
                                                                      0.72% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.68% of the next $2.5B
                                                                0.66% of the excess over $10B

                                                                         8 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
  AIM Funds Group -                                         (Applied When Schedule Results in    Committed
      continued           Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM International       0.95% of average daily net assets           0.935% of the first $250M   12/31/2009
Small Company Fund                                                    0.91% of the next $250M
                                                                     0.885% of the next $500M
                                                                      0.86% of the next $1.5B
                                                                     0.835% of the next $2.5B
                                                                      0.81% of the next $2.5B
                                                                     0.785% of the next $2.5B
                                                                0.76% of the excess over $10B

AIM Mid Cap Basic                  0.80% of the first $1B           0.745% of the first $250M   12/31/2009
Value Fund                          0.75% of the next $4B             0.73% of the next $250M
                             0.70% of the excess over $5B            0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM Premier Equity               0.80% of the first $150M            0.75% of the first $150M   12/31/2009
Fund                      0.625% of the excess over $150M           0.615% of the next $4.85B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM Select Equity                0.80% of the first $150M           0.695% of the first $250M    6/30/2006
Fund                      0.625% of the excess over $150M             0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                         9 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
  AIM Funds Group -                                         (Applied When Schedule Results in    Committed
      continued           Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Small Cap Equity    0.85% of average daily net assets           0.745% of the first $250M   12/31/2009
Fund                                                                  0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

                                                                        10 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
                                                            (Applied When Schedule Results in    Committed
  AIM Growth Series       Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Basic Value Fund            0.725% of the first $500M           0.695% of the first $250M   12/31/2009
                                  0.70% of the next $500M             0.67% of the next $250M
                                 0.675% of the next $500M            0.645% of the next $500M
                           0.65% of the excess over $1.5B             0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM Global Equity               0.975% of the first $500M            0.80% of the first $250M   12/31/2009
Fund                              0.95% of the next $500M             0.78% of the next $250M
                                 0.925% of the next $500M             0.76% of the next $500M
                           0.90% of the excess over $1.5B             0.74% of the next $1.5B
                                                                      0.72% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.68% of the next $2.5B
                                                                0.66% of the excess over $10B

AIM Mid Cap Core                0.725% of the first $500M   The current advisory fee schedule    6/30/2006
Equity Fund                       0.70% of the next $500M      is lower than the uniform fee
                                 0.675% of the next $500M      schedule at all asset levels.
                           0.65% of the excess over $1.5B

AIM Small Cap Growth            0.725% of the first $500M   The current advisory fee schedule    6/30/2006
Fund                              0.70% of the next $500M      is lower than the uniform fee
                                 0.675% of the next $500M      schedule at all asset levels.
                           0.65% of the excess over $1.5B

                                                                        11 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
  AIM International                                         (Applied When Schedule Results in    Committed
     Mutual Funds         Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Asia Pacific                 0.95% of the first $500M           0.935% of the first $250M    6/30/2006
Growth Fund                0.90% of the excess over $500M             0.91% of the next $250M
                                                                     0.885% of the next $500M
                                                                      0.86% of the next $1.5B
                                                                     0.835% of the next $2.5B
                                                                      0.81% of the next $2.5B
                                                                     0.785% of the next $2.5B
                                                                0.76% of the excess over $10B

AIM European Growth              0.95% of the first $500M           0.935% of the first $250M   12/31/2009
Fund                       0.90% of the excess over $500M             0.91% of the next $250M
                                                                     0.885% of the next $500M
                                                                      0.86% of the next $1.5B
                                                                     0.835% of the next $2.5B
                                                                      0.81% of the next $2.5B
                                                                     0.785% of the next $2.5B
                                                                0.76% of the excess over $10B

AIM Global Aggressive              0.90% of the first $1B            0.80% of the first $250M   12/31/2009
Growth Fund                  0.85% of the excess over $1B             0.78% of the next $250M
                                                                      0.76% of the next $500M
                                                                      0.74% of the next $1.5B
                                                                      0.72% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.68% of the next $2.5B
                                                                0.66% of the excess over $10B

AIM Global Growth                  0.85% of the first $1B            0.80% of the first $250M   12/31/2009
Fund                         0.80% of the excess over $1B             0.78% of the next $250M
                                                                      0.76% of the next $500M
                                                                      0.74% of the next $1.5B
                                                                      0.72% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.68% of the next $2.5B
                                                                0.66% of the excess over $10B

                                                                        12 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
  AIM International                                          Advisory Fee Reduction Schedule
    Mutual Funds -                                          (Applied When Schedule Results in   Committed
      continued           Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
----------------------------------------------------------------------------------------------------------
AIM International                0.75% of the first $500M   The current advisory fee schedule    6/30/2006
Core Equity Fund                  0.65% of the next $500M     is lower than the uniform fee
                                    0.55% of the next $1B     schedule at all asset levels.
                                    0.45% of the next $2B
                                    0.40% of the next $2B
                                   0.375% of the next $2B
                             0.35% of the excess over $8B

AIM International                  0.95% of the first $1B           0.935% of the first $250M   12/31/2009
Growth Fund                  0.90% of the excess over $1B             0.91% of the next $250M
                                                                     0.885% of the next $500M
                                                                      0.86% of the next $1.5B
                                                                     0.835% of the next $2.5B
                                                                      0.81% of the next $2.5B
                                                                     0.785% of the next $2.5B
                                                                0.76% of the excess over $10B

                                                                        13 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
                                                            (Applied When Schedule Results in   Committed
AIM Investment Funds      Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
----------------------------------------------------------------------------------------------------------
AIM Developing                  0.975% of the first $500M           0.935% of the first $250M    6/30/2006
Markets Fund                      0.95% of the next $500M             0.91% of the next $250M
                                 0.925% of the next $500M            0.885% of the next $500M
                           0.90% of the excess over $1.5B             0.86% of the next $1.5B
                                                                     0.835% of the next $2.5B
                                                                      0.81% of the next $2.5B
                                                                     0.785% of the next $2.5B
                                                                0.76% of the excess over $10B

AIM Global Health               0.975% of the first $500M            0.75% of the first $250M   12/31/2009
Care Fund                         0.95% of the next $500M             0.74% of the next $250M
                                 0.925% of the next $500M             0.73% of the next $500M
                           0.90% of the excess over $1.5B             0.72% of the next $1.5B
                                                                      0.71% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM Libra Fund                     0.85% of the first $1B           0.745% of the first $250M   6/30/2006
                             0.80% of the excess over $1B             0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM Trimark                        0.80% of the first $1B           0.745% of the first $250M   6/30/2006
Endeavor Fund                0.75% of the excess over $1B             0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

                                                                        14 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
    AIM Investment                                          (Applied When Schedule Results in   Committed
  Funds - continued       Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
----------------------------------------------------------------------------------------------------------
AIM Trimark Fund                   0.85% of the first $1B            0.80% of the first $250M   6/30/2006
                             0.80% of the excess over $1B             0.78% of the next $250M
                                                                      0.76% of the next $500M
                                                                      0.74% of the next $1.5B
                                                                      0.72% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.68% of the next $2.5B
                                                                0.66% of the excess over $10B

AIM Trimark Small                  0.85% of the first $1B           0.745% of the first $250M   6/30/2006
Companies Fund               0.80% of the excess over $1B             0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

                                                                        15 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
    AIM Investment                                          (Applied When Schedule Results in    Committed
   Securities Funds       Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Real Estate Fund    0.90% of average daily net assets            0.75% of the first $250M   12/31/2009
                                                                      0.74% of the next $250M
                                                                      0.73% of the next $500M
                                                                      0.72% of the next $1.5B
                                                                      0.71% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

                                                                        16 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
                                                            (Applied When Schedule Results in    Committed
   AIM Sector Funds       Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Energy Fund                  0.75% of the first $350M            0.75% of the first $250M    6/30/2006
                                  0.65% of the next $350M             0.74% of the next $250M
                                  0.55% of the next $1.3B             0.73% of the next $500M
                                    0.45% of the next $2B             0.72% of the next $1.5B
                                    0.40% of the next $2B             0.71% of the next $2.5B
                                   0.375% of the next $2B             0.70% of the next $2.5B
                             0.35% of the excess over $8B             0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM Financial                    0.75% of the first $350M            0.75% of the first $250M    6/30/2006
Services Fund                     0.65% of the next $350M             0.74% of the next $250M
                                  0.55% of the next $1.3B             0.73% of the next $500M
                                    0.45% of the next $2B             0.72% of the next $1.5B
                                    0.40% of the next $2B             0.71% of the next $2.5B
                                   0.375% of the next $2B             0.70% of the next $2.5B
                             0.35% of the excess over $8B             0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM Gold & Precious              0.75% of the first $350M            0.75% of the first $250M    6/30/2006
Metals Fund                       0.65% of the next $350M             0.74% of the next $250M
                                  0.55% of the next $1.3B             0.73% of the next $500M
                                    0.45% of the next $2B             0.72% of the next $1.5B
                                    0.40% of the next $2B             0.71% of the next $2.5B
                                   0.375% of the next $2B             0.70% of the next $2.5B
                             0.35% of the excess over $8B             0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

                                                                        17 of 26

                       Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
   AIM Sector Funds                                         (Applied When Schedule Results in    Committed
     - continued          Current Advisory Fee Schedule      Fees Lower than the Current Fee)      Until
----------------------------------------------------------------------------------------------------------
AIM Health Sciences              0.75% of the first $350M            0.75% of the first $250M    6/30/2006
Fund                              0.65% of the next $350M             0.74% of the next $250M
                                  0.55% of the next $1.3B             0.73% of the next $500M
                                    0.45% of the next $2B             0.72% of the next $1.5B
                                    0.40% of the next $2B             0.71% of the next $2.5B
                                   0.375% of the next $2B             0.70% of the next $2.5B
                             0.35% of the excess over $8B             0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM Leisure Fund                 0.75% of the first $350M            0.75% of the first $250M    6/30/2006
                                  0.65% of the next $350M             0.74% of the next $250M
                                  0.55% of the next $1.3B             0.73% of the next $500M
                                    0.45% of the next $2B             0.72% of the next $1.5B
                                    0.40% of the next $2B             0.71% of the next $2.5B
                                   0.375% of the next $2B             0.70% of the next $2.5B
                             0.35% of the excess over $8B             0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM Technology Fund              0.75% of the first $350M            0.75% of the first $250M    6/30/2006
                                  0.65% of the next $350M             0.74% of the next $250M
                                  0.55% of the next $1.3B             0.73% of the next $500M
                                    0.45% of the next $2B             0.72% of the next $1.5B
                                    0.40% of the next $2B             0.71% of the next $2.5B
                                   0.375% of the next $2B             0.70% of the next $2.5B
                             0.35% of the excess over $8B             0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

                                                                        18 of 26

                       Exhibit to Uniform Advisory Fee MOA

---------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
   AIM Sector Funds                                         (Applied When Schedule Results in   Committed
   - continued            Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
---------------------------------------------------------------------------------------------------------
AIM Utilities Fund               0.75% of the first $350M            0.75% of the first $250M   6/30/2006
                                  0.65% of the next $350M             0.74% of the next $250M
                                  0.55% of the next $1.3B             0.73% of the next $500M
                                    0.45% of the next $2B             0.72% of the next $1.5B
                                    0.40% of the next $2B             0.71% of the next $2.5B
                                   0.375% of the next $2B             0.70% of the next $2.5B
                             0.35% of the excess over $8B             0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

                                                                        19 of 26

                       Exhibit to Uniform Advisory Fee MOA

---------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
                                                            (Applied When Schedule Results in   Committed
   AIM Stock Funds        Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
---------------------------------------------------------------------------------------------------------
AIM Dynamics Fund                0.60% of the first $350M   The current advisory fee schedule   6/30/2006
                                  0.55% of the next $350M     is lower than the uniform fee
                                  0.50% of the next $1.3B     schedule at all asset levels.
                                    0.45% of the next $2B
                                    0.40% of the next $2B
                                   0.375% of the next $2B
                             0.35% of the excess over $8B

AIM Mid Cap Stock       1.00% of average daily net assets           0.745% of the first $250M   6/30/2006
Fund                                                                  0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM S&P 500 Index       0.25% of average daily net assets            0.25% of the first $250M   6/30/2006
Fund                                                                  0.24% of the next $250M
                                                                      0.23% of the next $500M
                                                                      0.22% of the next $1.5B
                                                                      0.21% of the next $2.5B
                                                                      0.20% of the next $2.5B
                                                                      0.19% of the next $2.5B
                                                                0.18% of the excess over $10B

AIM Small Company                0.75% of the first $350M           0.745% of the first $250M   6/30/2006
Growth Fund                       0.65% of the next $350M             0.73% of the next $250M
                                  0.55% of the next $1.3B            0.715% of the next $500M
                                    0.45% of the next $2B             0.70% of the next $1.5B
                                    0.40% of the next $2B            0.685% of the next $2.5B
                                   0.375% of the next $2B             0.67% of the next $2.5B
                             0.35% of the excess over $8B            0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

                                                                        20 of 26

                       Exhibit to Uniform Advisory Fee MOA

---------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
                                                            (Applied When Schedule Results in   Committed
   AIM Summit Fund        Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
---------------------------------------------------------------------------------------------------------
AIM Summit Fund                   1.00% of the first $10M           0.695% of the first $250M   6/30/2006
                                  0.75% of the next $140M             0.67% of the next $250M
                          0.625% of the excess over $150M            0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                        21 of 26

                      Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
                                                             Advisory Fee Reduction Schedule
     AIM Variable                                           (Applied When Schedule Results in   Committed
   Insurance Funds        Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
----------------------------------------------------------------------------------------------------------
AIM V. I. Aggressive             0.80% of the first $150M            0.75% of the first $150M   12/31/2009
Growth Fund               0.625% of the excess over $150M           0.625% of the next $4.85B
                                                                        0.60% of the next $5B
                                                               0.575% of the excess over $10B

AIM V. I. Balanced               0.75% of the first $150M            0.62% of the first $150M   12/31/2009
Fund                       0.50% of the excess over $150M            0.50% of the next $4.85B
                                                                       0.475% of the next $5B
                                                                0.45% of the excess over $10B

AIM V. I. Basic Value           0.725% of the first $500M           0.695% of the first $250M   12/31/2009
Fund                              0.70% of the next $500M             0.67% of the next $250M
                                 0.675% of the next $500M            0.645% of the next $500M
                           0.65% of the excess over $1.5B             0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM V. I. Blue Chip              0.75% of the first $350M           0.695% of the first $250M   12/31/2009
Fund                      0.625% of the excess over $350M             0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                        22 of 26

                      Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
     AIM Variable                                            Advisory Fee Reduction Schedule
  Insurance Funds -                                         (Applied When Schedule Results in   Committed
      continued           Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
----------------------------------------------------------------------------------------------------------
AIM V. I. Capital                0.65% of the first $250M           0.695% of the first $250M    6/30/2006
Appreciation Fund          0.60% of the excess over $250M             0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM V. I. Capital                0.75% of the first $350M           0.745% of the first $250M    6/30/2006
Development Fund          0.625% of the excess over $350M             0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM V. I. Core Equity            0.65% of the first $250M           0.695% of the first $250M    6/30/2006
Fund                       0.60% of the excess over $250M             0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM V. I. Core Stock    0.75% of average daily net assets           0.695% of the first $250M   12/31/2009
Fund                                                                  0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                        23 of 26

                      Exhibit to Uniform Advisory Fee MOA

----------------------------------------------------------------------------------------------------------
     AIM Variable                                            Advisory Fee Reduction Schedule
  Insurance Funds -                                         (Applied When Schedule Results in   Committed
      continued           Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
----------------------------------------------------------------------------------------------------------
AIM V. I. Dent                     0.77% of the first $2B           0.695% of the first $250M   12/31/2009
Demographic Trends           0.72% of the excess over $2B             0.67% of the next $250M
Fund                                                                 0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM V. I. Dynamics      0.75% of average daily net assets           0.745% of the first $250M    6/30/2006
Fund                                                                  0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM V. I. Financial     0.75% of average daily net assets            0.75% of the first $250M    6/30/2006
Services Fund                                                         0.74% of the next $250M
                                                                      0.73% of the next $500M
                                                                      0.72% of the next $1.5B
                                                                      0.71% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM V. I. Growth Fund            0.65% of the first $250M           0.695% of the first $250M    6/30/2006
                           0.60% of the excess over $250M             0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

                                                                        24 of 26

                       Exhibit to Uniform Advisory Fee MOA

---------------------------------------------------------------------------------------------------------
   AIM Variable                                              Advisory Fee Reduction Schedule
  Insurance Funds -                                         (Applied When Schedule Results in   Committed
    continued             Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
---------------------------------------------------------------------------------------------------------
AIM V. I. Health        0.75% of average daily net assets            0.75% of the first $250M   6/30/2006
Sciences Fund                                                         0.74% of the next $250M
                                                                      0.73% of the next $500M
                                                                      0.72% of the next $1.5B
                                                                      0.71% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM V. I.                        0.75% of the first $250M   The current advisory fee schedule   6/30/2006
International              0.70% of the excess over $250M     is lower than the uniform fee
Growth Fund                                                   schedule at all asset levels.

AIM V. I. Large Cap                0.75% of the first $1B           0.695% of the first $250M   6/30/2006
Growth Fund                         0.70% of the next $1B             0.67% of the next $250M
                            0.625% of the excess over $2B            0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM V. I. Leisure       0.75% of average daily net assets            0.75% of the first $250M   6/30/2006
Fund                                                                  0.74% of the next $250M
                                                                      0.73% of the next $500M
                                                                      0.72% of the next $1.5B
                                                                      0.71% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

                                                                        25 of 26

                       Exhibit to Uniform Advisory Fee MOA

---------------------------------------------------------------------------------------------------------
   AIM Variable                                              Advisory Fee Reduction Schedule
  Insurance Funds -                                         (Applied When Schedule Results in   Committed
    continued             Current Advisory Fee Schedule      Fees Lower than the Current Fee)     Until
---------------------------------------------------------------------------------------------------------
AIM V. I. Mid Cap               0.725% of the first $500M   The current advisory fee schedule   6/30/2006
Core Equity Fund                  0.70% of the next $500M     is lower than the uniform fee
                                 0.675% of the next $500M     schedule at all asset levels.
                           0.65% of the excess over $1.5B

AIM V. I. Premier                0.65% of the first $250M           0.695% of the first $250M   6/30/2006
Equity Fund                0.60% of the excess over $250M             0.67% of the next $250M
                                                                     0.645% of the next $500M
                                                                      0.62% of the next $1.5B
                                                                     0.595% of the next $2.5B
                                                                      0.57% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                0.52% of the excess over $10B

AIM V. I. Real Estate   0.90% of average daily net assets            0.75% of the first $250M   6/30/2006
Fund                                                                  0.74% of the next $250M
                                                                      0.73% of the next $500M
                                                                      0.72% of the next $1.5B
                                                                      0.71% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM V. I. Small Cap     0.85% of average daily net assets           0.745% of the first $250M   6/30/2006
Equity Fund                                                           0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

                                                                        26 of 26

                       Exhibit to Uniform Advisory Fee MOA

---------------------------------------------------------------------------------------------------------
   AIM Variable                                              Advisory Fee Reduction Schedule
  Insurance Funds -                                         (Applied When Schedule Results in   Committed
    continued             Current Advisory Fee Schedule     Fees Lower than the Current Fee)      Until
---------------------------------------------------------------------------------------------------------
AIM V. I. Small         0.75% of average daily net assets           0.745% of the first $250M   6/30/2006
Company Growth Fund                                                   0.73% of the next $250M
                                                                     0.715% of the next $500M
                                                                      0.70% of the next $1.5B
                                                                     0.685% of the next $2.5B
                                                                      0.67% of the next $2.5B
                                                                     0.655% of the next $2.5B
                                                                0.64% of the excess over $10B

AIM V. I. Technology    0.75% of average daily net assets            0.75% of the first $250M   6/30/2006
Fund                                                                  0.74% of the next $250M
                                                                      0.73% of the next $500M
                                                                      0.72% of the next $1.5B
                                                                      0.71% of the next $2.5B
                                                                      0.70% of the next $2.5B
                                                                      0.69% of the next $2.5B
                                                                0.68% of the excess over $10B

AIM V. I. Total         0.75% of average daily net assets            0.62% of the first $250M   6/30/2006
Return Fund                                                          0.605% of the next $250M
                                                                      0.59% of the next $500M
                                                                     0.575% of the next $1.5B
                                                                      0.56% of the next $2.5B
                                                                     0.545% of the next $2.5B
                                                                      0.53% of the next $2.5B
                                                               0.515% of the excess over $10B

AIM V. I. Utilities     0.60% of average daily net assets   The current advisory fee schedule   6/30/2006
Fund                                                          is lower than the uniform fee
                                                              schedule at all asset levels.